POWER OF ATTORNEY

         I, the undersigned, hereby authorize and appoint Lior Ostashinsky, as true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, including my capacity as a Director of Ametrine Capital, Inc. (the "Corporation"), to sign any and all documents, including, but not limited to, any Registration Statements on Form N-2 and any other applicable Forms and any and all amendments to such Registration Statements (including post-effective amendments, or any abbreviated registration statement and any amendments thereto filed pursuant to Rule 462(b) and otherwise), and to file the same, with all exhibits thereto, and other documents in connection thereunder with the Securities and Exchange Commission deemed necessary or advisable to enable the Corporation to comply with federal laws, the rules, regulations and requirements of the Securities and Exchange Commission, and the securities or blue sky laws of any state or other jurisdiction, granting unto said attorney-in-fact and agent the full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the foregoing, as to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.


         WITNESS my hand as of the 29th day of June, 2008.



                                                    /s/Oren Amitzur
                                                    Oren Amitzur
                                                    Director of the Corporation



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                                POWER OF ATTORNEY

         I, the undersigned, hereby authorize and appoint Lior Ostashinsky, as true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, including my capacity as a Director of Ametrine Capital, Inc. (the "Corporation"), to sign any and all documents, including, but not limited to, any Registration Statements on Form N-2 and any other applicable Forms and any and all amendments to such Registration Statements (including post-effective amendments, or any abbreviated registration statement and any amendments thereto filed pursuant to Rule 462(b) and otherwise), and to file the same, with all exhibits thereto, and other documents in connection thereunder with the Securities and Exchange Commission deemed necessary or advisable to enable the Corporation to comply with federal laws, the rules, regulations and requirements of the Securities and Exchange Commission, and the securities or blue sky laws of any state or other jurisdiction, granting unto said attorney-in-fact and agent the full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the foregoing, as to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.


         WITNESS my hand as of the 17th day of June, 2008.



                                                     /s/ Elad Shetrit
                                                     Elad Shetrit
                                                     Director of the Corporation



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